Exhibit 10.42

REGADO BIOSCIENCES, INC.

WAIVER OF CERTAIN CONDITIONS

TO CLOSING OF SECOND TRANCHE OF THE INITIAL CLOSING AND AGREEMENT TO REVISED CONDITIONS

MARCH 22, 2013

W I T N E S S E T H:

WHEREAS, Regado Biosciences, Inc., a Delaware corporation (the “Company”) and each of the Investors set forth on Schedule A hereto entered into a Series E Preferred Stock Purchase Agreement, dated as of December 18, 2012 (the “SPA”; capitalized terms used but not defined herein shall have the meanings ascribed to same in the SPA ); and

WHEREAS, Section 1.2(a)(ii) of SPA provided for the Second Tranche of the Initial Closing to take place on or before March 14, 2013 upon not less than fifteen (15) written notice from the Board of Directors which notice was sent on February 27, 2013; and

WHEREAS, Section 1.2(b) of SPA provided that, as of the closing of each tranche of the Initial Closing, each Investor shall wire the payment of the purchase price to Lowenstein, and upon receipt of the full amount of the purchase price from all Investors (other than those who pay by check) at the closing of each tranche of the Initial Closing, and satisfaction of the closing conditions set forth in Section 4 of the SPA, Lowenstein, acting as the escrow agent, shall release the aggregate purchase price received from the Investors to the Company no later than two (2) business days after the receipt of all of the funds for such applicable tranche and all checks delivered in payment therefor shall be deemed released to the Company contemporaneously therewith; and

WHEREAS, pursuant to Section 4(B) 4.6, the obligation of the Investors to close on the Second Tranche of the Initial Closing is subject to the entering into of a Clinical Development and Collaboration Agreement between the Company and NovaMedica (the “Clinical Development Agreement”) within ninety (90) days after the effective date of the TTA; and

WHEREAS, pursuant to Section 5(B) 5.3 of the SPA, the obligation of the Company to close the Second Tranche of the Initial Closing is subject to the entering into of the Clinical Development Agreement between the Company and NovaMedica within ninety (90) days after the effective date of the TTA; and

WHEREAS, the Company and RMI have entered into that certain Escrow Agreement, pursuant to which the purchase price paid by RMI pursuant to the terms of the SPA shall be released from escrow immediately after the Revised RMI Closing Conditions (as defined in the Escrow Agreement) have been satisfied; and

WHEREAS, the Company and the Investors desire to waive the closing conditions set forth in Sections 4(B) 4.6 and 5(B) 5.3, requiring the entry by the Company and NovaMedica into the Clinical Development and Collaboration Agreement.

NOW, THEREFORE, in exchange for good and valuable consideration including, without limitation, the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Company and the undersigned Investors hereby agree as follows:

1.	Section 1.2(a)(ii) of the SPA. Each of the undersigned Investors and the Company hereby agree that, as to such Investors, the closing of the second tranche of the Initial Closing shall take place on March 22, 2013 rather than on March 14, 2013.

2.

Sections 4(B) 4.6 and 5(B) 5.3 of the SPA. Each of the undersigned Investors as to itself only and the Company hereby waive the conditions set forth in Sections 4(B) 4.6 (as to such Investor) and 5(B) 5.3 (as to the Company) of the SPA requiring the entry by the Company and NovaMedica into the Clinical Development Agreement solely with respect to the closing of the Second Tranche of the Initial Closing. Within two (2) business days after the execution of this Waiver, (i) Lowenstein, acting as the escrow agent pursuant to the terms of the

SPA, shall release all of the funds received from the Investors (other than the funds received from RMI) to the Company, and (ii) all checks delivered in payment of the purchase price and all funds directly wired by certain Investors to the Company shall be deemed released to the Company. In addition, Lowenstein is authorized to make the disbursements from the Escrow Account (as defined in the Escrow Agreement) as well as release the Series E Preferred Stock in accordance with Section 4 of the Escrow Agreement.

3.	Clinical Development Agreement. The Company and NovaMedica hereby covenant that they shall use commercially reasonable efforts to negotiate, execute and deliver on or before May 31, 2013, the Clinical Development Agreement.

4.	Schedule B. The undersigned Investors hereby waive, solely for and with respect to closing being held as of the date hereof, the condition in Section 4.1 of the SPA that the representations and warranties of the Company contained in Section 2, subject to the exceptions listed on Schedule B, shall be true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof of such Initial Closing but only for, the extent and with respect to the items set forth on Exhibit A attached hereto.

5.	SPA. Except as expressly waived herein, the terms and provisions of the SPA shall continue in full force and effect. The SPA, as waived hereby, shall be binding upon the undersigned Investors and the Company and their respective assigns and successors.

6.	Counterparts. This Waiver may be executed and delivered by facsimile signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Waiver to be executed on the date first written above.

COMPANY:

REGADO BIOSCIENCES, INC.

By:	/s/ David J. Mazzo

Name:	David J. Mazzo, Ph.D.
Title:	President and Chief Executive Officer

[Signature Page to Regado Biosciences, Inc. Waiver to

Closing Conditions for Second Tranche of Initial Closing]

AGREED AND ACKNOWLEDGED SOLELY WITH RESPECT TO SECTION 3 HEREOF

NOVAMEDICA LLC

By:	/s/ Vladimir Gurdus

Name:	Vladimir Gurdus
Title:	General Director, CEO of LLC “D-Pharma”, Managing Company

[Signature Page to Regado Biosciences, Inc. Waiver to

Closing Conditions for Second Tranche of Initial Closing]

INVESTORS:

AURORA VENTURES V, LLC

By: A.V. Management V, L.L.C,

Its General Partner

By:	/s/ B. Jefferson Clark

Name:	B. Jefferson Clark
Title:	Managing General Partner

[Signature Page to Regado Biosciences, Inc. Waiver to

Closing Conditions for Second Tranche of Initial Closing]

/s/ Robert Kierlin

Robert Kierlin, Individually

[Signature Page to Regado Biosciences, Inc. Waiver to

Closing Conditions for Second Tranche of Initial Closing]

DOMAIN PARTNERS VI, L.P.

By: One Palmer Square Associates VI, L.L.C.
Its General Partner

By:	/s/ Kathleen Schoemaker

Name:	Kathleen Schoemaker
Title:	Managing Member

[Signature Page to Regado Biosciences, Inc. Waiver to

Closing Conditions for Second Tranche of Initial Closing]

DP VI ASSOCIATES, L.P.

By: One Palmer Square Associates VI, L.L.C.
Its General Partner

By:	/s/ Kathleen Schoemaker

Name:	Kathleen Schoemaker
Title:	Managing Member

[Signature Page to Regado Biosciences, Inc. Waiver to

Closing Conditions for Second Tranche of Initial Closing]

QUAKER BIOVENTURES, L.P.

By:	Quaker Bioventures Capital, L.P.
Its General Partner

By:	Quaker Bioventures Capital, LLC
Its General Partner

By:	/s/ Sherrill Neff

[Signature Page to Regado Biosciences, Inc. Waiver to

Closing Conditions for Second Tranche of Initial Closing]

CAXTON ADVANTAGE LIFE SCIENCES FUND, L.P.

By: Caxton Advantage Venture Partners, L.P.
Its General Partner

By: Advantage Life Sciences Partners, LLC
Its Managing General Partner

By:	/s/ Eric Roberts

Name:	Eric Roberts
Title:	Member

[Signature Page to Regado Biosciences, Inc. Waiver to

Closing Conditions for Second Tranche of Initial Closing]

BIODISCOVERY 3 FCPR

By: EDMOND DE ROTHSCHILD INVESTMENT PARTNERS, its management company

By:	/s/ Raphael Wisniewski

Name:	Raphael Wisniewski
Title:	Directeur Associé

[Signature Page to Regado Biosciences, Inc. Waiver to

Closing Conditions for Second Tranche of Initial Closing]

BAXTER HEALTHCARE CORPORATION

By:	/s/ Norbert Riedel

[Signature Page to Regado Biosciences, Inc. Waiver to

Closing Conditions for Second Tranche of Initial Closing]